UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-1444

DWS Value Equity Trust (formerly Value Equity Trust)

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	01/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

JANUARY 31, 2006

Semiannual Report
to Shareholders

DWS Equity Income Fund

(formerly Scudder Tax Advantaged Dividend Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, this fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge, if any) as of 1/31/06
DWS Equity Income Fund	6-Month*	1-Year	Life of Fund*
Class A	3.37%	7.92%	12.60%
Class B	2.94%	7.02%	11.73%
Class C	2.94%	7.03%	11.70%
Institutional Class	3.32%	7.83%	12.60%
Russell 1000 Value Index+	6.21%	13.22%	17.12%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on August 29, 2003. Index returns begin on August 31, 2003.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/06	$ 11.84	$ 11.84	$ 11.83	$ 11.86
7/31/05	$ 12.12	$ 12.12	$ 12.11	$ 12.14
Distribution Information: Six Months: Income Dividends as of 1/31/06	$ .15	$ .10	$ .10	$ .14
Capital Gains as of 1/31/06	$ .52	$ .52	$ .52	$ .52
Class A Lipper Rankings — Equity Income Funds Category as of 1/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	175	of	217	81

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. Rankings are for Class A shares; other share classes may vary.

The table shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns are shown for Class A only and will vary for Class B, C and Institutional Class. After-tax returns shown in the table below are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Average Annual Total Returns (Adjusted for Maximum Sales Charge) as of 1/31/06
Class A	1-Year	Life of Fund*
Return before Taxes	1.71%	9.89%
Return after Taxes on Distributions	.23%	8.73%
Return after Taxes on Distributions and Sale of Fund Shares	2.16%	8.09%
Russell 1000 Value Index+	13.22%	17.12%

* The Fund commenced operations on August 29, 2003. Index returns begin on August 31, 2003.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Equity Income Fund — Class A [] Russell 1000 Value Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/06
DWS Equity Income Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$10,171	$12,570
	Average annual total return	1.71%	9.89%
Class B	Growth of $10,000	$10,402	$12,787
	Average annual total return	4.02%	10.67%
Class C	Growth of $10,000	$10,703	$13,080
	Average annual total return	7.03%	11.70%
Russell 1000 Value Index+	Growth of $10,000	$11,322	$14,649
	Average annual total return	13.22%	17.12%
DWS Equity Income Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,078,300	$1,333,500
	Average annual total return	7.83%	12.60%
Russell 1000 Value Index+	Growth of $1,000,000	$1,132,200	$1,464,900
	Average annual total return	13.22%	17.12%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 29, 2003. Index returns begin on August 31, 2003.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during all periods shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 1/31/06
DWS Equity Income Fund	6-Month*	1-Year	Life of Class*
Class S	3.37%	7.89%	7.51%
Russell 1000 Value Index+	6.21%	13.22%	12.67%

* Total returns shown for periods less than one year are not annualized.

* The Class commenced operations on December 1, 2004. Index returns begin on November 30, 2004.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/06	$ 11.85
7/31/05	$ 12.13
Distribution Information: Six Months: Income Dividends as of 1/31/06	$ .15
Capital Gains as of 1/31/06	$ .52
Class S Lipper Rankings — Equity Income Funds Category as of 1/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	177	of	217	82

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

The table shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns shown in the table below are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Average Annual Total Returns as of 1/31/06
Class S	1-Year	Life of Class*
Return before Taxes	7.89%	7.51%
Return after Taxes on Distributions	6.32%	5.59%
Return after Taxes on Distributions and Sale of Fund Shares	6.24%	5.77%
Russell 1000 Value Index+	13.22%	12.67%

* The Class commenced operations on December 1, 2004. Index returns begin November 30, 2004.

Growth of an Assumed $10,000 Investment
[] DWS Equity Income Fund — Class S [] Russell 1000 Value Index+

Comparative Results as of 1/31/06
DWS Equity Income Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,789	$10,881
	Average annual total return	7.89%	7.51%
Russell 1000 Value Index+	Growth of $10,000	$11,322	$11,494
	Average annual total return	13.22%	12.67%

The growth of $10,000 is cumulative.

* The Class commenced operations on December 1, 2004. Index returns begin on November 30, 2004.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/06	$ 1,033.70	$ 1,029.40	$ 1,029.40	$ 1,033.70	$ 1,033.20
Expenses Paid per $1,000*	$ 4.87	$ 9.05	$ 9.00	$ 4.87	$ 5.33
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/06	$ 1,020.42	$ 1,016.28	$ 1,016.33	$ 1,020.42	$ 1,019.96
Expenses Paid per $1,000*	$ 4.84	$ 9.00	$ 8.94	$ 4.84	$ 5.30

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Equity Income Fund	.95%	1.77%	1.76%	.95%	1.04%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David Hone discusses DWS Equity Income Fund's performance and strategy and the market environment during the six-month period ended January 31, 2006.

Q: How would you describe the economic and market environment over the last six months?

A: The economy and the stock market were both reasonably strong over this period. The Standard & Poor's 500 Index (S&P 500), which is generally regarded as a good indicator of the broad stock market, had a return of 4.68% for the six months ended January 2006.1

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Economic trends have been somewhat confusing, as the short-term effects of late-summer hurricanes obscured longer-term trends. Consumer spending and confidence slipped as oil prices spiked in the aftermath of the hurricanes, but business trends appeared fairly strong as the fourth quarter progressed. Most economists expressed surprise when the Commerce Department announced in January that real growth in gross domestic product (GDP, or total output of goods and services) slowed to an annual rate of 1.1% in the fourth quarter of 2005. The slowdown was caused mainly by weak consumer spending, especially for durable goods such as automobiles, but business investment slowed as well, and the trade deficit widened sharply. Business and consumer trends point to possible improvement in the early months of 2006, and an early-February survey of economists conducted by The Wall Street Journal predicts GDP growth above 4% for the first quarter of 2006 and continued growth through 2006. Healthy corporate finances, strong productivity and favorable relative prices for capital goods provide a positive backdrop for business investment.

Q: How did the fund perform during this period?

A: This fund, with its primary focus on providing a high level of dividend income, tends to underperform during strong markets, and that was the case for the last six months. DWS Equity Income Fund (Class A shares) produced a total return of 3.37% for the six months ended January 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The fund's return finished below that of its benchmark, the Russell 1000 Value Index, which had a return of 6.21%, and below the average return of its peer group, the Lipper Equity Income Funds category, which was 4.76%.2

2 The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income by investing 65% or more of their portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. It is not possible to invest directly into a Lipper category.

Q: How would you describe the fund's objective and your investment process?

A: We should begin by commenting on the name change for this fund. All of the Scudder funds in the United States have been rebranded under the DWS name, in order to align the firm's US mutual fund brand with those in Europe and Asia, which operate under the DWS name. There has been a further change in the name of this fund, from Scudder Tax Advantaged Dividend Fund to DWS Equity Income Fund, a name that we believe better communicates the fund's strategy. The name is the only thing that has changed; this fund is managed by the same team as before, and it continues to seek high income consistent with the preservation of capital and, secondarily, long-term growth of capital. The fund was designed to help investors take advantage of federal tax legislation that went into effect in 2003, which substantially reduced the income tax rate on stock dividend income, but the fund is not managed specifically for tax efficiency.3

To generate such tax-advantaged income, at least 80% of the fund's assets are normally invested in a diversified portfolio of dividend-paying equity securities.4 At the end of the period, stocks represented approximately 90% of the fund's market value, and all of the 68 stocks in the portfolio paid dividends. To further enhance income potential and diversification, the remainder of assets may be invested in underlying DWS funds that hold income-producing debt securities, mainly high-yield bonds and government and investment-grade corporate bonds.

3 For stock dividends, the new tax rate is effective from 1/1/03 to 12/31/08. After 2008, tax rates revert to the pre-2003 tax law. For capital gains, the new permanent tax rate was effective for transactions after 5/5/03. These rates assume the highest personal income tax rate of 35%. Income tax rates may be lower for lower tax brackets. Tax rates on capital gains and stock dividends are lower for people in the 15% tax bracket or below. Please consult your tax advisor for more information about how the changes in tax rates affect your personal portfolio.

4 Not all dividend income will necessarily receive the favorable tax treatment.

The fund utilizes a value investing style emphasizing established companies that pay dividends and offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market. We begin by screening for stocks with price-to-earnings ratios below the average for the S&P 500 Index. We then compare a company's stock price with its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. We assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. We will normally sell a security when we believe that the income or growth potential of the security has changed or that other investments offer better opportunities, or in the course of adjusting industry emphasis.

The fund holds modest positions in DWS bond funds to further enhance income and to provide additional diversification. The allocation of the fund's portfolio among debt, equity and cash is based on a diversified approach to asset allocation that combines uncorrelated styles and market views from multiple globally located investment teams within a rigorous quantitative framework.

Given the strength in the stock market over the last six months, and our goal to generate a high level of income, we kept a relatively high allocation to stocks. To help achieve a high level of qualified dividend income for shareholders, we try to limit bond income, since tax treatment of bond interest income can be less favorable than for stock dividend income. Accordingly, considering the fund's expenses, which we try to cover with bond income, and the forecast level of returns for stocks and bonds, our allocation formula seeks to maximize after-tax income for shareholders while also working to achieve capital preservation and long-term growth of capital.

Q: Will you explain your investment choices and how they affected absolute and relative performance?

A: With regard to performance relative to the Russell 1000 Value Index and the Lipper Equity Income Funds peer group, our total return for the last six months lagged largely because our dividend yield is higher than that of the index and peer group. When the market is strong, investors tend to be more interested in capital gains than in dividends, and stocks that are more growth-oriented perform better. While we do strive to outperform our benchmark and our peer group, our main objective is to maximize qualified yield for our shareholders, and we do not deviate from this mandate in an effort to generate higher total returns for a given period.

Among industry sectors, the biggest detractor from performance was stock selection in financials. The fund's financial holdings are concentrated in high-quality stocks with high yields, with an emphasis on bank stocks. Stocks of this nature were out of favor during this period because they have a high degree of sensitivity to interest rates. During the last six months, the yield curve flattened and then inverted, as short-term interest rates have risen, while long-term rates have remained fairly steady, and this environment has not been positive for interest-sensitive companies.5 Also in the financials group, performance was hurt by a position in Montpelier Re Holdings Ltd., an insurance company that experienced setbacks as a result of Hurricanes Katrina and Rita. We sold this stock, despite its high yield, based on concerns about the effect of the hurricanes on earnings and the sustainability of the dividend level.

5 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

In the health care sector, the fund underperformed the index mainly because of weakness in Baxter International, Inc. This stock slipped in January 2006 as investors became skittish following an unfavorable fourth-quarter earnings report. We have confidence in this company's ability to grow and generate dividend income for shareholders, and we continue to hold it.

Another negative was Intel Corp., in the information technology sector. We sold part of our position in this stock when the price dropped in January on disappointing earnings results. Representation in the information technology sector can be a challenge for this fund, since many technology companies pay little or no dividends. However, the fund has an overweight relative to the index, as we believe the fund's technology holdings have good long-term growth potential.6

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark.

On the positive side, performance benefited from energy holdings, as energy was the best-performing of the 10 sectors. Although the portfolio is slightly underweight in energy relative to the index, stock selection contributed to performance. Our focus in energy is on drilling, exploration, production and refining. Energy holdings that were particularly strong were GlobalSantaFe Corp., a drilling company, and Amerada Hess Corp., which is involved in exploration, production and refining.

Good performance in the consumer staples and consumer discretionary sectors also contributed to the fund's performance relative to its benchmark. A positive decision in this sector was a significant overweight in Abercrombie & Fitch Co., a retailer that reported a significant acceleration in same-store sales. Tobacco leader Altria Group, Inc. continued to perform well, benefiting from strong earnings and favorable court rulings.

Q: What other comments do you have for shareholders?

A: We believe that stocks with high and growing dividends provide excellent opportunities for many investors. A strong economy over the last several years has enabled many companies to strengthen their balance sheets, and their strong cash positions, together with solid earnings prospects, make it increasingly likely that the companies will continue to raise dividends.

Dividend yield and dividend growth are the major characteristics of this portfolio's holdings. All of the stocks in the portfolio pay dividends, and more than 80% of our stock holdings had yields higher than the composite yield on the stocks in the S&P 500 Index.

When the market is relatively strong, as it was over the period covered by this report, value-oriented stocks with high yields generally underperform growth stocks. Again, while we do consider performance relative to the benchmark, our main focus is on yield and dividend growth. We take a disciplined approach to investment selection, and we will not deviate from our commitment to quality, value and yield in the interest of short-term performance. We believe that this approach will enable this fund to perform well over the long term, especially since dividend income can reduce risk by providing a cushion against capital loss in down markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	1/31/06	7/31/05

Common Stocks	90%	89%
DWS High Income Fund	5%	5%
DWS Core Fixed Income Fund	4%	4%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/06	7/31/05

Financials	35%	34%
Energy	13%	11%
Health Care	11%	10%
Consumer Discretionary	8%	6%
Information Technology	8%	10%
Utilities	7%	6%
Industrials	6%	6%
Telecommunication Services	5%	6%
Consumer Staples	5%	6%
Materials	2%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2006 (28.0% of Net Assets)
1. Bank of America Corp. Provider of commercial banking services	3.9%
2. ExxonMobil Corp. Explorer and producer of oil and gas	3.4%
3. JPMorgan Chase & Co. Provider of global financial services	3.2%
4. Morgan Stanley Provider of investment banking and brokerage services	3.0%
5. Citigroup, Inc. Provider of diversified financial services	2.9%
6. Citizens Communications Co. Provider of diversified telecommunication services	2.5%
7. American International Group, Inc. Provider of insurance services	2.3%
8. Honeywell International, Inc. Manufacturer of diversified technology products	2.3%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self medications	2.3%
10. Altria Group, Inc. Operator of a multiline company	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 90.3%
Consumer Discretionary 7.1%
Hotels Restaurants & Leisure 2.2%
Carnival Corp.	25,900	1,340,584
Regal Entertainment Group "A"	96,000	1,776,960
		3,117,544
Multiline Retail 1.2%
Federated Department Stores, Inc.	26,732	1,781,153
Specialty Retail 3.7%
Abercrombie & Fitch Co. "A"	31,800	2,111,202
Limited Brands, Inc.	47,800	1,130,948
TJX Companies, Inc.	86,400	2,205,792
		5,447,942
Consumer Staples 4.6%
Food Products 1.5%
General Mills, Inc.	11,200	544,432
Unilever NV (New York Shares)	24,400	1,712,880
		2,257,312
Tobacco 3.1%
Altria Group, Inc.	43,719	3,162,633
UST, Inc.	35,800	1,394,052
		4,556,685
Energy 11.2%
Energy Equipment & Services 1.6%
GlobalSantaFe Corp.	40,000	2,442,000
Oil, Gas & Consumable Fuels 9.6%
Amerada Hess Corp.	16,300	2,523,240
BP PLC (ADR)	18,195	1,315,681
Chevron Corp.	31,340	1,860,969
ConocoPhillips	13,674	884,708
ExxonMobil Corp.	79,739	5,003,622
Marathon Oil Corp.	32,200	2,475,214
		14,063,434
Financials 31.7%
Banks 13.4%
AmSouth Bancorp.	59,089	1,631,447
Bank of America Corp.	128,204	5,670,463
BB&T Corp.	33,730	1,316,819
New York Community Bancorp., Inc.	87,800	1,497,868
North Fork Bancorp., Inc.	66,140	1,701,121
PNC Financial Services Group, Inc.	25,842	1,676,112
SunTrust Banks, Inc.	22,919	1,637,563
Valley National Bancorp.	47,200	1,105,424
Wachovia Corp.	24,700	1,354,301
Washington Mutual, Inc.	48,400	2,048,288
		19,639,406
Capital Markets 5.6%
Ameriprise Financial, Inc.	26,400	1,074,216
Merrill Lynch & Co., Inc.	38,400	2,882,688
Morgan Stanley	71,100	4,369,095
		8,325,999
Diversified Financial Services 6.1%
Citigroup, Inc.	91,633	4,268,265
JPMorgan Chase & Co.	116,952	4,648,842
		8,917,107
Insurance 4.3%
Allstate Corp.	28,600	1,488,630
American International Group, Inc.	52,900	3,462,834
Lincoln National Corp.	24,800	1,352,344
		6,303,808
Real Estate 2.3%
Host Marriott Corp. (REIT)	108,300	2,160,585
Liberty Property Trust (REIT)	21,100	954,986
Ventas, Inc. (REIT)	7,600	232,560
		3,348,131
Health Care 9.9%
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	71,307	2,627,663
Pharmaceuticals 8.1%
Abbott Laboratories	41,879	1,807,079
Bristol-Myers Squibb Co.	57,546	1,311,473
Merck & Co., Inc.	36,430	1,256,835
Novartis AG (ADR)	20,000	1,103,200
Pfizer, Inc.	129,000	3,312,720
Wyeth	65,860	3,046,025
		11,837,332
Industrials 5.8%
Aerospace & Defense 2.3%
Honeywell International, Inc.	88,759	3,410,121
Electrical Equipment 1.0%
Emerson Electric Co.	18,286	1,416,251
Industrial Conglomerates 2.5%
General Electric Co.	29,218	956,889
Textron, Inc.	31,509	2,661,250
		3,618,139
Information Technology 7.0%
Communications Equipment 2.0%
Nokia Oyj (ADR)	154,100	2,832,358
Computers & Peripherals 1.6%
Hewlett-Packard Co.	76,248	2,377,412
Semiconductors & Semiconductor Equipment 1.8%
Analog Devices, Inc.	29,800	1,185,146
Intel Corp.	8,383	178,307
Texas Instruments, Inc.	43,984	1,285,652
		2,649,105
Software 1.6%
Microsoft Corp.	84,400	2,375,860
Materials 2.2%
Chemicals 0.9%
Dow Chemical Co.	12,505	528,962
PPG Industries, Inc.	12,715	756,542
		1,285,504
Containers & Packaging 1.3%
Packaging Corp. of America	83,900	1,946,480
Telecommunication Services 4.9%
Diversified Telecommunication Services
AT&T, Inc.	38,000	986,100
BellSouth Corp.	30,400	874,608
Citizens Communications Co.	296,300	3,635,600
Verizon Communications, Inc.	55,200	1,747,632
		7,243,940
Utilities 5.9%
Electric Utilities 2.0%
FPL Group, Inc.	51,918	2,169,653
Southern Co.	21,016	731,357
		2,901,010
Independent Power Producers & Energy Traders 1.7%
Duke Energy Corp.	90,500	2,565,675
Multi-Utilities 2.2%
Ameren Corp.	30,100	1,527,876
SCANA Corp.	41,800	1,679,106
		3,206,982
Total Common Stocks (Cost $120,819,345)		132,494,353

Open End Investment Companies 8.8%
DWS Core Fixed Income Fund (a)	603,294	6,467,317
DWS High Income Fund (a)	1,205,630	6,510,400
Total Open End Investment Companies (Cost $13,265,878)		12,977,717

Cash Equivalents 1.0%
Cash Management QP Trust, 4.33% (b) (Cost $1,490,041)	1,490,041	1,490,041
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $135,575,264)+	100.1	146,962,111
Other Assets and Liabilities, Net	(0.1)	(219,832)
Net Assets	100.0	146,742,279

+ The cost for federal income tax purposes was $135,730,935. At January 31, 2006, net unrealized appreciation for all securities based on tax cost was $11,231,176. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,202,940 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,971,764.

(a) DWS Core Fixed Income Fund and DWS High Income Fund, affiliated funds, are managed by Deutsche Asset Management, Inc.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $120,819,345)	$ 132,494,353
Investment in DWS Fixed Income Fund (cost $6,614,841)	6,467,317
Investment in DWS High Income Fund (cost $6,651,037)	6,510,400
Investment in Cash Management QP Trust (cost $1,490,041)	1,490,041
Total investments in securities, at value (cost $135,575,264)	146,962,111
Cash	10,000
Receivable for Fund shares sold	37,051
Dividends receivable	138,387
Interest receivable	8,067
Other assets	43,185
Total assets	147,198,801
Liabilities
Payable for Fund shares redeemed	250,175
Accrued management fee	123,104
Other accrued expenses and payables	83,243
Total liabilities	456,522
Net assets, at value	$ 146,742,279
Net Assets
Net assets consist of: Undistributed net investment income	178,846
Net unrealized appreciation (depreciation) on investments	11,386,847
Accumulated net realized gain (loss)	396,100
Paid-in capital	134,780,486
Net assets, at value	$ 146,742,279

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($76,702,532 ÷ 6,478,123 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.84
Maximum offering price per share (100 ÷ 94.25 of $11.84)	$ 12.56

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,947,407 ÷ 1,938,424 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.84

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($44,069,729 ÷ 3,725,561 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.83
Class S Net Asset Value, offering and redemption price(a) per share ($726,270 ÷ 61,284 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.85
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,296,341 ÷ 193,664 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.86

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $26,702)	$ 2,117,440
Dividends from affiliated investment companies	450,260
Interest — Cash Management QP Trust	46,598
Total Income	2,614,298
Expenses: Management fee	571,905
Services to shareholders	117,386
Custodian and accounting fees	59,526
Distribution service fees	442,785
Auditing	20,104
Legal	20,659
Trustees' fees and expenses	2,462
Reports to shareholders	19,747
Registration fees	31,081
Other	6,670
Total expenses before expense reductions	1,292,325
Expense reductions	(285,773)
Total expenses after expense reductions	1,006,552
Net investment income	1,607,746
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	633,540
Capital gain distributions from affiliated investment companies	14,246
647,786
Net unrealized appreciation (depreciation) during the period on investments	2,252,810
Net gain (loss) on investment transactions	2,900,596
Net increase (decrease) in net assets resulting from operations	$ 4,508,342

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2006 (Unaudited)	Year Ended July 31, 2005
Operations: Net investment income	$ 1,607,746	$ 4,321,330
Net realized gain (loss) on investment transactions	647,786	6,575,125
Net unrealized appreciation (depreciation) during the period on investment transactions	2,252,810	7,974,546
Net increase (decrease) in net assets resulting from operations	4,508,342	18,871,001
Distributions to shareholders from: Net investment income: Class A	(999,256)	(2,521,820)
Class B	(189,187)	(524,076)
Class C	(378,859)	(1,226,957)
Class S	(8,719)	(8,685)
Institutional Class	(26,104)	(59,109)
Net realized gains: Class A	(3,382,795)	(963,623)
Class B	(987,805)	(270,830)
Class C	(1,935,077)	(653,839)
Class S	(30,858)	(579)
Institutional Class	(96,386)	(18,788)
Fund share transactions: Proceeds from shares sold	7,898,240	39,393,851
Reinvestment of distributions	6,178,446	4,558,859
Cost of shares redeemed	(22,142,365)	(34,730,218)
Redemption fees	153	1,165
Net increase (decrease) in net assets from Fund share transactions	(8,065,526)	9,223,657
Increase (decrease) in net assets	(11,592,230)	21,846,352
Net assets at beginning of period	158,334,509	136,488,157
Net assets at end of period (including undistributed net investment income of $178,846 and $173,225, respectively)	$ 146,742,279	$ 158,334,509

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.12	$ 11.11	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.15	.39	.25
Net realized and unrealized gain (loss) on investment transactions	.24	1.16	1.04
Total from investment operations	.39	1.55	1.29
Less distributions from: Net investment income	(.15)	(.39)	(.18)
Net realized gain on investment transactions	(.52)	(.15)	—
Total distributions	(.67)	(.54)	(.18)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 11.84	$ 12.12	$ 11.11
Total Return (%)[d,e]	3.37**	14.35	12.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77	84	70
Ratio of expenses before expense reductions (%)	1.35*	1.32	1.32*
Ratio of expenses after expense reductions (%)	.95*	.95	.95*
Ratio of net investment income (%)	2.47*	3.29	2.60*
Portfolio turnover rate (%)	28*	67	17*

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended July 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.12	$ 11.10	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.10	.29	.17
Net realized and unrealized gain (loss) on investment transactions	.24	1.17	1.04
Total from investment operations	.34	1.46	1.21
Less distributions from: Net investment income	(.10)	(.29)	(.11)
Net realized gain on investment transactions	(.52)	(.15)	—
Total distributions	(.62)	(.44)	(.11)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 11.84	$ 12.12	$ 11.10
Total Return (%)[d,e]	2.94**	13.39	12.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	23	18
Ratio of expenses before expense reductions (%)	2.13*	2.09	2.10*
Ratio of expenses after expense reductions (%)	1.77*	1.77	1.77*
Ratio of net investment income (%)	1.65*	2.47	1.78*
Portfolio turnover rate (%)	28*	67	17*

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended July 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.11	$ 11.09	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.10	.29	.17
Net realized and unrealized gain (loss) on investment transactions	.24	1.17	1.03
Total from investment operations	.34	1.46	1.20
Less distributions from: Net investment income	(.10)	(.29)	(.11)
Net realized gain on investment transactions	(.52)	(.15)	—
Total distributions	(.62)	(.44)	(.11)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 11.83	$ 12.11	$ 11.09
Total Return (%)[d,e]	2.94**	13.41	12.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	49	46
Ratio of expenses before expense reductions (%)	2.11*	2.08	2.07*
Ratio of expenses after expense reductions (%)	1.76*	1.76	1.76*
Ratio of net investment income (%)	1.66*	2.48	1.79*
Portfolio turnover rate (%)	28*	67	17*

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.13	$ 11.99
Income (loss) from investment operations: Net investment income[c]	.15	.26
Net realized and unrealized gain (loss) on investment transactions	.24	.35
Total from investment operations	.39	.61
Less distributions from: Net investment income	(.15)	(.32)
Net realized gain on investment transactions	(.52)	(.15)
Total distributions	(.67)	(.47)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.85	$ 12.13
Total Return (%)[d]	3.37**	5.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.73	.68
Ratio of expenses before expense reductions (%)	1.32*	1.42*
Ratio of expenses after expense reductions (%)	.95*	.95*
Ratio of net investment income (%)	2.47*	3.22*
Portfolio turnover rate (%)	28*	67

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.14	$ 11.12	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.15	.37	.24
Net realized and unrealized gain (loss) on investment transactions	.23	1.19	1.05
Total from investment operations	.38	1.56	1.29
Less distributions from: Net investment income	(.14)	(.39)	(.17)
Net realized gain on investment transactions	(.52)	(.15)	—
Total distributions	(.66)	(.54)	(.17)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 11.86	$ 12.14	$ 11.12
Total Return (%)[d]	3.32**	14.27	12.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2
Ratio of expenses before expense reductions (%)	1.09*	1.12	1.05*
Ratio of expenses after expense reductions (%)	1.04*	1.05	1.05*
Ratio of net investment income (%)	2.38*	3.19	2.50*
Portfolio turnover rate (%)	28*	67	17*

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Equity Income Fund (formerly Scudder Tax Advantaged Dividend Fund) (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charge and have lowered ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $48,839,727 and $60,987,508, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000, 0.70% of the next $1,500,000,000, 0.68% of the next $2,500,000,000, 0.65% of the next $2,500,000,000, 0.64% of the next $2,500,000,000, 0.63% of the next $2,500,000,000 and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of certain other affiliated mutual funds.

For the six months ended January 31, 2006, the Advisor contractually agreed to waive all or a portion of its management fee or reimburse expenses (excluding taxes, interest, brokerage and extraordinary expenses) to the extent necessary to maintain the annualized expenses of each class as follows:

Class A	.95%
Class B	1.77%
Class C	1.76%
Class S	.95%
Institutional Class	1.05%

Accordingly, for the six months ended January 31, 2006, the Advisor waived a portion of its management fee aggregating $31,009 and the amount charged aggregated $540,896, which was equivalent to an annualized effective rate of 0.71% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended January 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2006
Class A	$ 47,988	$ 47,988	$ —
Class B	13,644	13,644	—
Class C	25,673	25,673	—
Class S	1,223	1,164	—
Institutional Class	1,229	—	410
	$ 89,757	$ 88,469	$ 410

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended January 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $51,652, of which $8,713 was unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2006
Class B	$ 86,758	$ 14,628
Class C	173,079	28,631
	$ 259,837	$ 43,259

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at January 31, 2006	Annualized Effective Rate
Class A	$ 98,747	$ 95,500	$ —	.01%
Class B	27,988	22,910	—	.04%
Class C	56,213	45,124	—	.05%
	$ 182,948	$ 163,534	$ —

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2006 aggregated $9,587.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2006, the CDSC for Class B and C shares aggregated $29,000 and $6,827, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January 31, 2006, DWS-SDI received $500.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended January 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $16,620, of which $6,360 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other. To gain exposure to debt securities, the Fund may purchase debt securities directly or invest in the DWS Fixed Income Fund and the DWS High Income Fund, affiliated mutual funds. The Advisor does not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Fixed Income Fund and the DWS High Income Fund. Distributions from the DWS Fixed Income Fund and the DWS High Income Fund to the Fund for the six months ended January 31, 2006 were as follows:

Distributions from:	DWS Fixed Income Fund	DWS High Income Fund
Income	$ 147,302	$ 302,958
Capital Gains	14,246	—
	$ 161,548	$ 302,958

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

D. Expense Reductions

For the six months ended January 31, 2006, the Advisor agreed to reimburse the Fund $2,536 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2006, the custodian fee was reduced by $225 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2006		Year Ended July 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	383,459	$ 4,584,109	2,019,241	$ 23,775,499
Class B	63,899	761,988	454,997	5,344,055
Class C	195,746	2,321,159	728,498	8,561,425
Class S	9,807	117,219	61,034*	725,905*
Institutional Class	9,532	113,765	83,523	986,967
		$ 7,898,240		$ 39,393,851
Shares issued to shareholders in reinvestment of distributions
Class A	288,480	$ 3,361,394	225,616	$ 2,642,373
Class B	80,493	937,997	53,310	625,381
Class C	148,412	1,728,032	102,926	1,206,535
Class S	2,874	33,516	709*	8,385*
Institutional Class	10,069	117,507	6,513	76,185
		$ 6,178,446		$ 4,558,859
Shares redeemed
Class A	(1,091,780)	$ (12,927,878)	(1,632,837)	$ (19,064,852)
Class B	(135,402)	(1,618,597)	(189,539)	(2,236,005)
Class C	(629,134)	(7,496,699)	(1,009,699)	(11,914,192)
Class S	(7,054)	(84,495)	(6,086)*	(72,147)*
Institutional Class	(1,233)	(14,696)	(122,428)	(1,443,022)
		$ (22,142,365)		$ (34,730,218)
Redemption fees		$ 153		$ 1,165
Net increase (decrease)
Class A	(419,841)	$ (4,982,222)	612,020	$ 7,353,620
Class B	8,990	81,388	318,768	3,733,597
Class C	(284,976)	(3,447,508)	(178,275)	(2,145,851)
Class S	5,627	66,240	55,657*	662,147*
Institutional Class	18,368	216,576	(32,392)	(379,856)
		$ (8,065,526)		$ 9,223,657

* For the period from December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

H. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds were renamed DWS funds.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates. If all of the nominees included in the Fund's recent proxy statement are elected, all but one Trustee would be independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-year period ended June 30, 2005, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the one-year period ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire DWS fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

The Board evaluated the current investment management arrangements in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the current agreements would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Shares
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDDAX	SDDBX	SDDCX	SDDGX
CUSIP Number	23338K 803	23338K 886	23338K 878	23338K 704
Fund Number	290	390	690	790
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDDSX
Fund Number	490

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 27, 2006